UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report: May 7, 2015
(Date of earliest event reported)

E*TRADE FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1271 Avenue of the Americas, 14th Floor, New York, New York 10020
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 521-4300

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of Stockholders held on May 7, 2015, stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on March 25, 2015 for the Annual Meeting of Stockholders.

The vote results detailed below represent the final results as certified by the Inspector of Elections:

Proposal 1

Election of eleven directors for a term that will end at the Company’s Annual Meeting of Stockholders in 2016.

Director	For	Against	Abstain	Broker Non-Vote
Richard J. Carbone	241,394,241	342,236	86,536	22,377,679
James P. Healy	241,301,203	435,374	86,436	22,377,679
Paul T. Idzik	241,600,059	143,619	79,335	22,377,679
Frederick W. Kanner	237,277,232	4,457,643	88,138	22,377,679
James Lam	241,297,830	437,760	87,423	22,377,679
Rodger A. Lawson	237,301,997	4,435,272	85,744	22,377,679
Shelley B. Leibowitz	241,190,736	547,502	84,775	22,377,679
Rebecca Saeger	237,288,141	4,449,818	85,054	22,377,679
Joseph L. Sclafani	241,288,103	446,886	88,024	22,377,679
Gary H. Stern	241,291,580	445,180	86,253	22,377,679
Donna L. Weaver	212,151,085	29,610,708	61,220	22,377,679

Proposal 2

Approval of the E*TRADE Financial Corporation 2015 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Vote
233,743,929	7,938,202	140,882	22,377,679

Proposal 3

Approval, by a non-binding advisory vote, of compensation paid by the Company to its Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
231,943,614	9,657,183	222,216	22,377,679

Proposal 4

Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2015.

For	Against	Abstain
261,081,015	2,916,477	203,200

Item 8.01.    Other Events

On May 7, 2015, the Company’s Board approved amendments to each of the Company’s Corporate Governance Guidelines, Audit Committee Charter, Compensation Committee Charter, Governance Committee Charter and Risk Oversight Committee Charter.

The Corporate Governance Guidelines, Audit Committee Charter, Compensation Committee Charter, Governance Committee Charter and Risk Oversight Committee Charter, are filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Corporate Governance Guidelines, effective May 7, 2015
99.2	Audit Committee Charter, effective May 7, 2015
99.3	Compensation Committee Charter, effective May 7, 2015
99.4	Governance Committee Charter, effective May 7, 2015
99.5	Risk Oversight Committee Charter, effective May 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Dated: May 8, 2015	By:	/s/ Karl A. Roessner
Name: Karl A. Roessner
Title: Corporate Secretary